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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 29, 2003


                            G-III Apparel Group, Ltd.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


             0-18183                                     41-1590959
     (Commission File Number)                (IRS Employer Identification No.)


                               512 Seventh Avenue
                               New York, NY 10018
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (212) 403-0500


                                      None
         (Former Name or Former Address, if Changed Since Last Report.)










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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits

          99.1. Press Release of G-III Apparel Group, Ltd. (the "Company") issued on May 29, 2003 relating to its first quarter earnings.

ITEM 9.   REGULATION FD DISCLOSURE.

     The following information is furnished under "Item 12. Results of Operations and Financial Condition," in accordance with SEC Release No. 34-47583.

     On May 29, 2003, the Company announced its results of operations for the three months ended April 30, 2003. A copy of the press release issued by the Company relating thereto is furnished herewith as Exhibit 99.1.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                G-III Apparel Group, Ltd.


                                                By: /s/ Wayne Miller
                                                    ----------------
                                                    Wayne S. Miller
                                                    Chief Financial Officer

Dated: May 29, 2003